THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER SECURITIES LAWS, STATE OR FEDERAL. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STRATEGY INTERNATIONAL INSURANCE GROUP, INC. (THE “COMPANY”) IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
COMMON STOCK PURCHASE WARRANT
Issue Date: December 14, 2005

STRATEGY INTERNATIONAL INSURANCE GROUP, INC., a corporation organized under the laws of the State of Texas (the “Company”), hereby certifies that, for value received, Grupo Lakas S.A., a Panamanian corporation, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the date (the “Increase Date”) on which the Company shall have effected an increase of its authorized shares of common stock by at least 6,950,000, to provide for an authorized number of shares adequate to issue the Warrant Shares (defined below), until 5:00 p.m., E.S.T on the second anniversary of the Increase Date (the “Expiration Date”), subject to the limitations specified herein, up to 6,944,009 (the “Warrant Shares”) of voting, fully paid and nonassessed shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”) at a per share purchase price of $1.75. The $1.75 purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number of shares of Common Stock issuable upon exercise of the Warrant and the Purchase Price are subject to adjustment as provided herein.

1.	Definition.

As used herein the following terms, unless the context otherwise expressly requires, have the following respective meanings:

(a) The term “Affiliate” of any Person (the “First Person”) shall mean any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the First Person.

(b) The term “Business Day” shall mean any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of New York, or is a day on which banking institutions located in such state are required or authorized by law or other governmental action to close.

(c) The term “Common Stock” includes (a) the Company's Common Stock, $.001 par value per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(d) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holder of this Warrant at any time shall he entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 hereof or otherwise.

(e) The term “Person” shall mean any natural person, corporation, general partnership, limited partnership, limited liability company, sole proprietorship, trust, union, association, enterprise, authority or other form of business organization.

2. Exercise of Warrant.

2.1 Number of Shares Issuable upon Exercise. From and after the Increase Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole, in accordance with the terms of Section 2.2 hereof, or in part, in accordance with Section 2.3 hereof, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4 hereof.

2.2 Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of warrant exercise attached hereto as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant within three (3) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter, if applicable), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

2.3 Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in Section 2.2 hereof, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Exercise Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will issue and deliver to or upon the order of the Holder hereof a new warrant of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which this Warrant may still be exercised.

2.4 Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a) If the Company’s Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then, the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c) Except as provided in Section 2.4(d), if the Company’s Common Stock is not publicly traded, then as determined by the independent members of the Company’s Board of Directors; provided that if the Holder objects to the determination made by the independent members of the Company’s Board of Directors, the “Fair Market Value” shall be determined, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d) If the Determination Date is the date of a liquidation, dissolution or winding up of the Company, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the Company’s certificate of incorporation in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the Company’s certificate of incorporation, assuming for the purposes of this Section 2.4(d) that all of the shares of Common Stock then issuable upon exercise of this Warrant are outstanding at the Determination Date.

2.5 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to this Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

2.6 Trustee Appointment. In the event that a bank or trust company shall have been appointed as trustee for the Holder of this Warrant and any other securities of the Company pursuant to Section 3.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, upon the exercise of this Warrant.

2.7 Delivery of Stock Certificates, etc. upon Exercise. The Company agrees that the shares of Common Stock issuable and purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as provided for herein. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled to upon the exercise of this Warrant.

3. Adjustment for Reorganization, Consolidation, Merger, etc.

3.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person or (c) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a “Trustee”) having its principal office in New York, New York, as trustee for the Holder of the Warrants.

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise off this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of this Warrant be delivered to the Trustee as contemplated by Section 3.2.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) subdivide its outstanding shares of Common Stock, or (b) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, (but not in the event that the Company shall issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock) then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise. Holder hereby acknowledges and agrees that, without limitation, any reorganization, consolidation, merger or other similar event whereby the holders of Common stock receive the same number of shares of Common Stock as a result thereof as are held thereby immediately prior to such event shall not result in and any adjustment to the Number of Warrant Shares hereunder.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate (which the Company shall be promptly sent to the Holder) setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

6. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will take such actions as shall be required to at all times after the one year anniversary of this Warrant reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, such number of shares of Common Stock from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with all applicable securities laws and regulations, this Warrant, and the right evidenced hereby, may be transferred by the Holder only to an Affiliate of the Holder. On the surrender for exchange of this Warrant, with the Holder’s endorsement in the form of Exhibit B attached hereto (the “Transferor Form”) and together with an opinion of counsel from counsel reasonably satisfactory to the Company, which opinion shall be in form, substance and scope reasonably acceptable to the Company, and to the effect that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the transferor of any applicable transfer taxes, will issue and deliver to or on the order of the transferor thereof a new Warrant or Warrants of like tenor, in the name of the transferor and/or the transferee(s) specified in such Transferor Form, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of this Warrant. Any attempted transfer not expressly permitted by this Section 7 shall be null and void ab initio.

8. Replacement of Warrant. On receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, on delivery of an indemnity agreement and / or security reasonably satisfactory in form and substance and amount, as applicable, to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company (subject to the limitations set forth herein), the Company may treat the registered holder hereof as the absolute owner of this warrant for all purposes, notwithstanding any notice to the contrary.

10. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall he (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile in each case if delivered during regular business hours), with, in the case of facsimile transaction, accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the business day following the date of mailing by overnight express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: Strategy International Insurance Group, Inc., 200 Yorkland Blvd., Suite 710, Toronto, Ontario, Canada M2J 5C1, Attn: Sean Maniaci, Esq., facsimile number: _______________, with a copy to Baker & McKenzie LLP, 1114 Avenue of The Americas, New York, NY 10036, Attn: Martin Eric Weisberg, Esq., facsimile number: (212) 310-1786 and (ii) if to the Holder, to Grupo Lakas S.A., Av. De la Hortensa/497, Piso 5 San Borja, Lina, Peru, Attn: M. Otto Demetrio Lakas R., provided that either party may change the address to which notices and other communications shall be sent to it by delivering a written notice as aforesaid to the other party.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made and performed in the State of New York, without regard to any of its conflicts of law principles which would result in the application of the laws of another jurisdiction.

12. Miscellaneous. This Warrant and any term hereof may not be amended, modified, waived, or terminated only by an instrument in writing signed by the Holder and the Company. This Warrant and its terms and provisions shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Holder and its successors and permitted assigns. The section headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof or the construction or interpretation of this Warrant. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by one of its duly authorized officers as of the date first written above.

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.

By: /s/ Louis Lettieri
Name: Louis Lettieri
Title: Chief Financial Officer

Exhibit A

FORM OF EXERCISE
(to be signed only on exercise of Warrant)

TO: STRATEGY INTERNATIONAL INSURANCE GROUP, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase:

______________ shares of the Common Stock covered by such Warrant; or

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $______________.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________ whose address is ________________________________________________________________________________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act and other applicable securities laws.

Dated:_____________________	_____________________________ (Signature must conform to name of holder as specified on the face of the Warrant)
______________________________ ______________________________ (Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of share of common stock of STRATEGY INTERNATIONAL INSURANCE GROUP, INC. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of STRATEGY INTERNATIONAL INSURANCE GROUP, INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated:_____________________________	______________________________________ (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

_____________________________________ (Name)	______________________________________ ______________________________________ (address)

ACCEPTED AND AGREED: [TRANSFEREE]	______________________________________ ______________________________________ (address)
_____________________________________ (Name)